TABLE OF CONTENTS Page OUR UPPERMOST OBJECTIVES AND OUR STRATEGY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 LETTER FROM CEO ROBERT KEANE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 SUMMARY CONSOLIDATED RESULTS: 3-YEAR TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 INCOME STATEMENT HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 CASH FLOW AND RETURN ON INVESTED CAPITAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 SEGMENT RESULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 VISTAPRINT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 UPLOAD AND PRINT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 NATIONAL PEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 ALL OTHER BUSINESSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 CENTRAL AND CORPORATE COSTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 CURRENCY IMPACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 ADJUSTED EBITDA, DEBT AND SHARE REPURCHASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 HOUSEKEEPING ITEMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 BALANCE SHEET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 INCOME STATEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 CASH FLOW STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 ABOUT NON-GAAP MEASURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 NON-GAAP RECONCILIATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 ABOUT CIMPRESS, SAFE HARBOR STATEMENT AND CONTACT INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . 33 Page 2 of 33

IMPORTANT REMINDER OF CIMPRESS' UPPERMOST OBJECTIVES We ask investors and potential investors in Cimpress to understand the uppermost objectives by which we endeavor to make all decisions, including investment decisions. Often we make decisions in service of these priorities that could be considered non-optimal were they to be evaluated based on other criteria such as (but not limited to) near- and mid-term operating income, net income, EPS, Adjusted Net Operating Profit (Adjusted NOP), Adjusted EBITDA, and cash flow. Our uppermost objectives are: • Strategic: To be the world leader in mass customization. By mass customization, we mean producing, with the reliability, quality and affordability of mass production, small individual orders where each and every one embodies the personal relevance inherent to customized physical products. • Financial: To maximize intrinsic value per share (“IVPS”). We define IVPS as (a) the unlevered free cash flow per diluted share that, in our best judgment, will occur between now and the long-term future, appropriately discounted to reflect our cost of capital, minus (b) net debt per diluted share. We define unlevered free cash flow as free cash flow plus cash interest expense related to borrowing. An explicit implication of our uppermost financial objective is that we accept fluctuations in our financial metrics as we seek to make investments that we believe will further improve customer value and/or deliver attractive long-term returns on investment. Such investments often negatively impact near-term revenue growth, gross margin, contribution profit and/or cash flow. To understand these objectives further, Cimpress encourages investors to read Robert Keane’s letter to investors published on July 26, 2017 at ir.cimpress.com and to review materials that were presented at our annual investor day meeting on August 8, 2017. OUR STRATEGY Cimpress invests in and builds customer-focused, entrepreneurial, mass-customization businesses for the long term, which we manage in a decentralized, autonomous manner. We drive competitive advantage across Cimpress by investing in a select few shared capabilities that have the greatest potential to create company-wide value. We limit all other central activities to only those which absolutely must be performed centrally. Page 3 of 33

LETTER FROM ROBERT Dear Investor, We remain on track to deliver on our financial objectives for this fiscal year. The following are a few key highlights of our financial results for Q3 FY 2018: • Consolidated revenue grew 16% year over year, and organic constant-currency revenue grew 11%, which in the aggregate was in line with the growth in Q2 FY 2018 and in Q3 FY 2017. This growth was bolstered by National Pen, which was in the organic growth rate for the first time, and was offset by a deceleration in our Vistaprint and Upload and Print businesses. This is described in more detail on page 8 of this document. • Operating income and Adjusted NOP both increased significantly year over year primarily as a result of net restructuring savings and operating efficiencies. • Cash flow from operations declined compared to the prior year, whereas free cash flow improved. Note that during the quarter we made earn-out payments related to our WIRmachenDRUCK and Easyflyer acquisitions, in line with past commentary. These payments negatively impacted cash flow from operations this quarter but not our free cash flow as we view these payments as part of the purchase price and not part of operations. • We repurchased 321,113 of our own shares during Q3 for $39.6 million at an average price per share of $123.23. Year to date we have repurchased 895,377 of our own shares for $94.7 million at an average price per share of $105.78. • Our leverage ratio increased from 2.58 times trailing-twelve-month EBITDA at the end of December, 2017 to 2.79 at the end of March, 2018, as our EBITDA expanded sequentially but our debt increased from seasonal working capital outflows and the earn-out payments and share repurchases outlined above. Organizationally and culturally, we see evidence that the decentralization of the past year is helping us to "stay small as we get big". That change has significantly increased the accountability of each of the leaders of our businesses for key success drivers including, but not limited to, customer value improvements, the attraction and motivation of talented team members, the delivery of attractive returns on investment, and the operation of our businesses in a socially responsible manner. We also believe that Cimpress continues to strengthen our customer value propositions as a result of the many changes and investments we have made over the past six years. We believe that the capital we are allocating across our company, combined with the organizational and strategic changes we have implemented over the last year, is solidifying our competitive position and increasing our intrinsic value per share. Sincerely, Robert S. Keane Founder, President & CEO Please see non-GAAP reconciliations at the end of this document. Page 4 of 33

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND - Q3 FY 2018

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE AND INCOME (LOSS) FROM OPERATIONS:

	Q3 FY 2016	Q3 FY 2017	Q3 FY 2018	YTD FY 2016	YTD FY 2017	YTD FY 2018
Vistaprint	$ 290,691	$ 322,804	$ 357,606	$ 914,626	$ 990,160	$ 1,105,557
Upload and Print	116,356	142,476	183,768	286,171	426,821	536,685
National Pen	—	58,828	81,545	—	58,828	267,360
All Other Businesses	30,560	28,027	18,865	110,515	99,410	67,913
Inter-segment eliminations	(790)	(1,550)	(5,715)	(2,473)	(4,070)	(16,108)
Total revenue	**$ 436,817**	**$ 550,585**	**$ 636,069**	**$ 1,308,839**	**$1,571,149**	**$ 1,961,407**
Reported revenue growth	*29 %*	*26 %*	*16%*	*18%*	*20 %*	*25%*
Organic constant currency revenue growth	*10 %*	*11 %*	*11%*	*11%*	*9 %*	*11%*
Income (loss) from operations	**$ (17,531)**	**$ (41,943)**	**$ 16,627**	**$ 62,163**	**$ (36,046)**	**$ 135,949**
Income (loss) from operations margin	*(4.0)%*	*(7.6)%*	*2.6%*	*4.7%*	*(2.3)%*	*6.9%*

PROFIT (LOSS) BY REPORTABLE SEGMENT ("SEGMENT PROFIT") AND ADJUSTED NET OPERATING PROFIT (NOP):

	Q3 FY 2016	Q3 FY 2017	Q3 FY 2018	YTD FY 2016	YTD FY 2017	YTD FY 2018
Vistaprint	$ 45,631	$ 37,627	$ 57,661	$ 166,790	$ 129,915	$ 187,605
Upload and Print	15,448	12,983	17,367	40,868	43,232	54,605
National Pen	—	(3,226)	355	—	(3,226)	19,185
All Other Businesses	(3,996)	(10,085)	(9,342)	1,541	(21,944)	(25,459)
Total Segment Profit	**$ 57,083**	**$ 37,299**	**$ 66,041**	**$ 209,199**	**$ 147,977**	**$ 235,936**
Central and corporate costs ex. unallocated share-based compensation	(26,077)	(26,017)	(27,291)	(71,771)	(78,669)	(79,400)
Unallocated share-based compensation	—	(2,011)	(8,600)	—	(8,773)	(18,158)
Include: Realized (losses) gains on certain currency derivatives not included in operating income	1,391	4,591	(4,811)	5,026	13,318	(8,958)
Adjusted Net Operating Profit	**$ 32,397**	**$ 13,862**	**$ 25,339**	**$ 142,454**	**$ 73,853**	**$ 129,420**
Adjusted Net Operating Profit margin	*7.4%*	*2.5 %*	*4.0%*	*10.9%*	*4.7 %*	*6.6%*
Adjusted Net Operating Profit year-over-year growth	*60%*	*(57)%*	*83%*	*16%*	*(48)%*	*75%*

CASH FLOW AND OTHER METRICS:

	Q3 FY 2016	Q3 FY 2017	Q3 FY 2018	YTD FY 2016	YTD FY 2017	YTD FY 2018
Net cash provided by (used in) operating activities	$ 32,905	$ 8,985	$ (32,109)	$ 195,220	$ 123,644	$ 144,633
Net cash provided by (used in) investing activities	(160,108)	(22,805)	(21,955)	(239,319)	(277,506)	13,979
Free cash flow	7,705	(21,261)	(3,027)	117,566	37,940	116,649
Cash interest related to borrowing	2,909	5,378	6,153	18,556	21,607	28,209

Note: During the first quarter of fiscal 2018, we began presenting inter-segment fulfillment activity as revenue for the fulfilling business unit for purposes of measuring and reporting our segment financial performance. We have revised historical results to reflect the consistent application of our current accounting methodology. In addition, we adjusted our historical segment profitability for the allocation of certain IT costs that are allocated to each of our businesses in fiscal 2018.

Please see non-GAAP reconciliations at the end of this document. Page 5 of 33

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND - Q3 FY 2018

$ in millions, except percentages and share data

Revenue & Reported Revenue Growth (1)


$437
$479
$444
$577
$551
$564
$563
$762
$636
29%
26%
18%
16%
26%
18%
27%
32%
16%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Organic Constant-Currency Revenue Growth


10%
11%
6%
8%
11%
9%
12%
11%
11%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Cash Flow from Operations (2)


$33
$52
$10
$105
$9
$33
$16
$160
$(32)
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Free Cash Flow & Cash Interest Related to Borrowing


FCF
Interest
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

	Q316	Q416	Q117	Q217	Q317	Q417	Q118	Q218	Q318
FCF	$8	$35	($18)	$77	($21)	$7	($13)	$133	($3)
Interest	$3	$13	$3	$13	$5	$16	$7	$16	$6

(1) Reported revenue growth rates are impacted by the timing of acquisitions.
(2) Q3FY18 cash flow from operations includes the payment of contingent earn-out liabilities of $49.2 million related to the WIRmachenDRUCK and Easyflyer acquisitions.

Please see non-GAAP reconciliations at the end of this document.

Page 6 of 33

SUMMARY CONSOLIDATED RESULTS (CONT.)

$ in millions, except percentages and share data

GAAP Operating Income (Loss) & Adjusted Net Operating Profit



GAAP OI (Loss)
Adjusted NOP
($18)
$32
$16
$30
($28)
$3
$34
$57
($42)
$14
($10)
$22
$47
$10
$73
$94
$17
$25
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Net Income (Loss) Attributable to Cimpress



($33)
$17
($29)
$35
($43)
($35)
$23
$30
($2)
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Debt (1)



Long-Term
Short-Term
$697
$679
$682
$876
$891
$877
$821
$701
$813
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Weighted Average Shares Outstanding (M) (2)



Basic
Diluted
31.3
33.0
31.6
32.6
31.1
31.2
32.3
32.3
30.7
31.3
31.4
31.6
31.3
31.1
31.2
31.2
31.0
30.7
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

(1) Debt net of issuance costs and discounts.
(2) Q3FY16, Q1FY17, Q3FY17, Q4FY17 & Q3FY18 basic and diluted shares are the same because we had a GAAP net loss in these periods.

Please see non-GAAP reconciliations at the end of this document.

Page 7 of 33

INCOME STATEMENT HIGHLIGHTS

Our reported revenue growth of 16% benefited significantly from year-over-year currency movements. Consolidated organic constant-currency growth was 11% in Q3 of fiscal years 2018 and 2017. Underneath this consistent top-level constant-currency growth were offsetting items. National Pen (included for the first time in our organic revenue growth) grew strongly, but Vistaprint and Upload and Print growth decelerated. The pressure on Vistaprint and our Upload and Print businesses was due in part to the timing of the Easter holiday, which fell on the first day of the fourth quarter this year, and later in the fourth quarter last year. In April we've seen the corresponding benefit of this timing-related difference.

The following year-over-year items positively influenced GAAP operating income:

- A $22.5 million decrease in restructuring charges compared to the year-ago period.
- $17 million of combined year-over-year operating expense savings related to the decentralization announced on January 25, 2017 and the Vistaprint restructuring implemented last quarter. These savings were realized across technology and development, marketing and selling, and general and administrative costs. About 80% of the savings benefited Vistaprint's Segment Profit, with the bulk of the remaining benefit in our central and corporate costs.
- A $15.3 million year-over-year decrease in acquisition-related charges as there were no impairment, earn-out, or share-based compensation charges related to investment consideration in the third quarter of fiscal year 2018, and acquisition-related amortization of intangible assets was slightly lower year-over-year.
- Organic investments were lower than last year, as anticipated and described in our annual letter to investors of July 26, 2017.
- Favorable year-over-year currency fluctuations that were offset below the line by year-over-year changes in realized gains and losses from certain hedging contracts in other (expense) income, net.

These positive year-over-year impacts were partially offset by $5.6 million of share-based compensation expense related to supplemental performance share unit awards.

Adjusted NOP increased significantly year over year primarily due to the same reasons as GAAP operating income, although Adjusted NOP excludes the impact of restructuring charges and acquisition-related charges, and includes realized gains or losses on our currency hedges. The net year-over-year impact of currency on Adjusted NOP was negative.

GAAP net income (loss) per diluted share for the third quarter was $(0.07), versus ($1.38) in the same quarter a

2-Year Stacked Reported Revenue Growth



Earlier period
Later period
48%
29%
19%
39%
26%
13%
31%
18%
13%
29%
16%
13%
55%
26%
29%
44%
18%
26%
45%
27%
18%
48%
32%
16%
42%
16%
26%
Q3'15+Q3'16
Q4'15+Q4'16
Q1'16+Q1'17
Q2'16+Q2'17
Q3'16+Q3'17
Q4'16+Q4'17
Q1'17+Q1'18
Q2'17+Q2'18
Q3'17+Q3'18

2-Year Stacked Constant-Currency Organic Revenue Growth



Earlier period
Later period
21%
10%
11%
24%
11%
13%
17%
6%
11%
18%
8%
10%
21%
11%
10%
20%
9%
11%
18%
12%
6%
19%
11%
8%
22%
11%
11%
Q3'15+Q3'16
Q4'15+Q4'16
Q1'16+Q1'17
Q2'16+Q2'17
Q3'16+Q3'17
Q4'16+Q4'17
Q1'17+Q1'18
Q2'17+Q2'18
Q3'17+Q3'18

GAAP Operating Income (Loss) & Margin (%)



(4)%
($18)
$16
3%
(6)%
($28)
$34
6%
(8)%
($42)
(2)%
($10)
$47
8%
$73
10%
$17
3%
Q3 FY16
Q4 FY16
Q1 FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3 FY18

Adjusted Net Operating Profit & Margin (%)



$32
7%
$30
6%
$57
10%
$14
3%
$22
4%
$10
2%
$94
12%
$25
4%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Please see non-GAAP reconciliations at the end of this document.

Page 8 of 33

year ago. In addition to the positive factors described above, GAAP net income was positively influenced by non-operational, non-cash year-over-year currency impacts in other (expense) income, net, more than offset by a year-over-year increase in our tax provision.

Gross margin (revenue minus the cost of revenue expressed as a percent of revenue) in the third quarter was 49.8%, down from 51.2% in the same quarter a year ago, primarily due to the divestiture of Albumprinter in our All Other Businesses segment, as well as a continued mix shift due to stronger growth in our Upload and Print businesses, which have a lower gross margin than our Vistaprint and National Pen businesses.

Contribution margin (revenue minus the cost of revenue, the cost of advertising and payment processing, expressed as a percent of revenue) in the third quarter was 31.2%, down slightly from 31.4% in the same quarter a year ago. Advertising as a percent of revenue decreased year over year for the third quarter from 18.2% to 17.0%, which nearly offset the decrease in gross margin as described above. Lower Vistaprint advertising spend as a percent of revenue, our divestiture of Albumprinter, and currency movements accounted for most of this change in advertising as a percent of revenue.

Our incremental contribution profit in the quarter was modest when excluding the benefit of currency. The primary driver of this was that the Vistaprint business continues to grow revenue from newer product lines that are not yet optimized for scale. We continue to focus on the marketing, production and operating initiatives that will help improve the financial contribution of these newer products over time. We are making progress in line with expectations, but we remind investors that this effort will take time.

GAAP Operating Income (Loss) & Adjusted Net Operating Profit (TTM)


TTM OI (Loss)
TTM Adjusted NOP
$77
$170
$78
$172
$38
$151
$4
$122
($20)
$103
($46)
$96
$29
$103
$68
$140
$126
$151
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Gross Profit & Gross Margin


Gross Profit
Gross Margin %
$240
$257
$231
$300
$282
$285
$280
$402
$317
54.9%
53.7%
52.0%
52.1%
51.2%
50.5%
49.6%
52.7%
49.8%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Contribution Profit & Contribution Margin


Contribution Profit
Contribution Margin %
$159
$173
$144
$197
$173
$186
$175
$261
$198
36.3%
36.1%
32.5%
34.1%
31.4%
32.9%
31.0%
34.3%
31.2%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Please see non-GAAP reconciliations at the end of this document.

Page 9 of 33

CASH FLOW & RETURN ON INVESTED CAPITAL

For the third quarter of FY 2018, we used $32.1 million of cash from operations, compared with generating $9.0 million in the third quarter of FY 2017. The year-over-year decrease was primarily driven by the payment of contingent earn-out liabilities of $49.2 million related to the WIRmachenDRUCK and Easyflyer acquisitions included within operating cash flow and larger seasonal unfavorability in working capital. These year-over-year operating cash flow impacts were partially offset by increased profitability from revenue growth, net savings from restructuring (including a decrease of $3.3 million in cash restructuring payments made in the quarter), and lower cash taxes. The chart "Certain Cash Payments Impacting Cash Flow from Operations" on the next page illustrates the impact of interest expense, restructuring payments and earn-outs on our operating cash flow.

Free cash flow was $(3.0) million in the third quarter of fiscal 2018 compared to $(21.3) million in the same period a year ago due in part to the same reasons as our operating cash flow trends, with the exception of the earn-out related payments, which we add back to calculate free cash flow because we consider them to be part of the purchase price for M&A, not part of operating activities. In addition, free cash flow benefited from a decrease in capital expenditures of $11.9 million, partially offset by an increase in capitalized software and development costs of $1.8 million relative to the year-ago period.

Internally, our most important quarterly and annual performance metric is "unlevered free cash flow", which we define as free cash flow plus cash interest expense related to borrowing. The top two charts at the right illustrate these components on a quarterly and trailing-twelve-month basis.

Trailing-twelve-month cash from operations, free cash flow and unlevered free cash flow improved year over year as we have realized net restructuring savings and our net investment spend has decreased year over year.

The GAAP operating measures that we use as a basis to calculate Return on Invested Capital (ROIC) are total debt, total shareholders' equity, and operating income. The year-over-year trend in these GAAP measures was favorable to ROIC, as operating income increased significantly and debt decreased significantly. On a trailing-twelve-month basis, Adjusted ROIC as of March 31, 2018 improved significantly compared to the prior-year Q3 TTM period. TTM Adjusted ROIC was approximately 12% including share-based compensation not related to investment consideration, and 16% excluding all share-based compensation expense. As of Q2 FY18, Adjusted ROIC reflected a full year of National Pen operating results, which are highly seasonal in the December period.

Free Cash Flow &
Cash Interest Related to Borrowing
(Quarterly)


FCF
Interest
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

	Q316	Q416	Q117	Q217	Q317	Q417	Q118	Q218	Q318
FCF	$8	$35	($18)	$77	($21)	$7	($13)	$133	($3)
Interest	$3	$13	$3	$13	$5	$16	$7	$16	$6

Free Cash Flow &
Cash Interest Related to Borrowing
(TTM)


FCF
Interest
$20
$141
$31
$152
$32
$134
$32
$102
$34
$73
$38
$45
$41
$50
$43
$106
$44
$124
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Adjusted Return on Invested Capital
(TTM)


TTM Adjusted ROIC
TTM Adjusted ROIC ex SBC
21%
20%
17%
13%
9%
8%
9%
14%
16%
19%
18%
15%
10%
6%
5%
6%
10%
12%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Please see non-GAAP reconciliations at the end of this document.

Page 10 of 33

Cash Flow from Operations (Quarterly)


$33
$52
$10
$105
$9
$33
$16
$160
$(32)
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Cash Flow from Operations (TTM)


$242
$247
$230
$200
$176
$157
$164
$219
$178
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Certain Cash Payments Impacting Cash Flow from Operations* (Quarterly)


Cash Restructuring
Cash Interest Related to Borrowing
Cash Earn-Out Payments
$3
$22
$9
$13
$3
$13
$13
$5
$8
$23
$16
$7
$11
$7
$4
$23
$16
$7
$59
$49
$6
$4
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Certain Cash Payments Impacting Cash Flow from Operations* (TTM)


TTM Cash Restructuring
TTM Cash Interest Related to Borrowing
TTM Cash Earn-Out Payments
$30
$7
$20
$43
$9
$31
$41
$9
$32
$41
$9
$32
$51
$9
$34
$8
$53
$38
$15
$60
$41
$19
$69
$43
$26
$116
$49
$44
$23
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Capital Expenditures & Capitalization of Software & Website Development Costs (Quarterly)


Capital Expenditures
Capitalized Software
$25
$6
$19
$26
$8
$18
$27
$8
$19
$28
$11
$17
$31
$10
$21
$26
$9
$17
$29
$9
$20
$27
$9
$18
$20
$11
$9
Q3 FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Capital Expenditures & Capitalization of Software & Website Development Costs (TTM)


Capital Expenditures
Capitalized Software
$111
$23
$88
$106
$26
$80
$105
$30
$75
$106
$33
$73
$112
$37
$75
$111
$37
$74
$113
$38
$75
$113
$36
$77
$103
$38
$65
Q3 FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

** Cash restructuring and cash interest related to borrowing impact both cash flow from operations and free cash flow. Cash earn-out payments impact cash flow from operations but are excluded from free cash flow.*

Please see non-GAAP reconciliations at the end of this document.

Page 11 of 33

SEGMENT RESULTS

VISTAPRINT

Vistaprint saw continued growth in repeat customer bookings for the third quarter of FY 2018; however new customer bookings decreased in constant currencies due in part to reduced advertising spend as a percent of revenue. The timing of the Easter holiday also negatively impacted Q3 growth, which was 7% in constant currencies. Vistaprint's constant-currency growth on a two-year stacked basis has been consistent over the past several quarters. Year-to-date Vistaprint revenue growth was 12% on a reported basis and 9% in constant currencies.

Segment Profit in Q3 FY 2018 increased by $20.0 million year over year, and Segment Profit margin was up 440 basis points compared to the year-ago period. A combination of the following factors drove this improvement: approximately $14 million of year-over-year operating expense savings from our January 2017 and November 2017 restructuring initiatives, revenue growth, reduced advertising as a percent of revenue, and favorable currency movements. As a reminder, we do not allocate realized gains or losses from our hedging contracts to our segment operating results.

As discussed at our investor day last August, one of Vistaprint's objectives is to optimize the large number of new products and services that were launched in fiscal 2017 and that we continue to launch in fiscal 2018. We believe that there are pricing and operating levers to improve the profitability of these products over time. That effort is underway, and while we are already seeing some positive indicators that these efforts are making a difference, it will take time to scale and transition those new products and services from investments to cash generative business. While these investments in new products and services put pressure on near-term profitability, we expect they will continue to help us attract higher-value customers and improve customer loyalty and, over time, deliver attractive returns on our investment. During the third quarter, we began to shift production of several of these newer products from third parties to our own plants.

Consistent with what we have discussed previously, we expect the year-over-year impact of shipping price reductions within the Vistaprint business to be minimal for fiscal year 2018. The year-over-year profit impact for the third quarter was a benefit of approximately $1 million.

Revenue ($M) & Reported Revenue Growth


$291
$306
$287
$381
$323
$321
$319
$429
$358
8%
12%
7%
7%
11%
5%
11%
13%
11%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Organic Constant Currency Revenue Growth


10%
12%
8%
9%
12%
6%
10%
9%
7%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

2-Year Stacked Constant-Currency Organic Revenue Growth


Earlier period
Later period
21% 10% 11%
23% 12% 11%
16% 8% 8%
17% 9% 8%
22% 12% 10%
18% 6% 12%
18% 10% 8%
18% 9% 9%
19% 7% 12%
Q3'15+Q3'16
Q4'15+Q4'16
Q1'16+Q1'17
Q2'16+Q2'17
Q3'16+Q3'17
Q4'16+Q4'17
Q1'17+Q1'18
Q2'17+Q2'18
Q3'17+Q3'18

Segment Profit ($M) & Segment Profit Margin


$46
$48
$25
$67
$38
$38
$31
$99
$58
16%
16%
9%
18%
12%
12%
10%
23%
16%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Vistaprint Advertising ($M) & % of Revenue


$64
$65
$69
$80
$73
$69
$73
$89
$77
22%
21%
24%
21%
23%
21%
23%
21%
22%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Please see non-GAAP reconciliations at the end of this document.

Page 12 of 33

UPLOAD AND PRINT BUSINESSES

Organic constant-currency revenue growth in Q3 FY 2018 decelerated versus the year-ago period as we saw fluctuations in some of our businesses this quarter due in part to the timing of the Easter holiday. Year-to-date Upload and Print revenue growth was 26% on a reported basis and 15% in constant currencies.

Segment Profit in Q3 FY 2018 was up by $4.4 million year over year due primarily to growth in gross profit dollars and operating expense efficiencies in several businesses as well as currency benefits, partially offset by increased investments in technology. Segment Profit margin increased 40 bps year over year.

We continue to see evidence that the January 2017 decentralization is driving the desired impacts within our Upload and Print businesses. This is primarily due to tighter cross-functional connections of marketing, technology, manufacturing and service teams, allowing the businesses to be more agile and work faster. We continue to see opportunities to shift production of certain products to lower-cost and/or higher-quality options through the mass customization platform. The current benefits remain relatively small, but we expect them to begin to grow through Q4 and in FY 2019.

As described at our investor day in August 2017, the aggregate unlevered free cash flow of the full portfolio of Upload and Print businesses has exceeded our aggregate deal model plans to date, and we expect it to continue to do so in the future.

BUSINESSES IN THIS REPORTABLE SEGMENT

druck.at

easyflyer

EXAPRINT

pixartprinting

Printdeal.be

TRADEPRINT.CO.UK

WirmachenDruck.de

Revenue ($M) & Reported Revenue Growth



201%
$116
$146
94%
$132
72%
$152
63%
$142
22%
$162
10%
$160
22%
$193
26%
$184
29%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

2-Year Stacked Constant-Currency Organic Revenue Growth



Earlier period
Later period
25%
25%
55%
21%
34%
43%
12%
31%
42%
11%
31%
38%
13%
25%
35%
14%
21%
28%
16%
12%
27%
16%
11%
25%
12%
13%
Q3'15+Q3'16
Q4'15+Q4'16
Q1'16+Q1'17
Q2'16+Q2'17
Q3'16+Q3'17
Q4'16+Q4'17
Q1'17+Q1'18
Q2'17+Q2'18
Q3'17+Q3'18

Note: We did not own any Upload & Print businesses in the Q3 FY15 year-ago period, and therefore did not have organic constant-currency revenue growth in that period.

Organic Constant Currency Revenue Growth



25%
21%
12%
11%
13%
14%
16%
16%
12%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Segment Profit ($M) & Segment Profit Margin



$15
13%
$17
12%
$13
10%
$17
11%
$13
9%
$20
12%
$15
9%
$22
12%
$17
9%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Please see non-GAAP reconciliations at the end of this document.

Page 13 of 33

NATIONAL PEN

This is the first quarter in which we have a year-over-year comparison for National Pen's post-acquisition financial and operating results. Revenue grew strongly across channels and geographies due to great execution, benefits from actions taken last year to improve marketing performance, increased marketing and prospecting investment, and increased inter-company sales to other Cimpress businesses.

National Pen's Q3 FY 2018 growth gives us increased confidence in the changes we have discussed over recent quarters. Now that we have seen two quarters of strong growth following these actions we are optimistic that, for the full fiscal year 2018, National Pen's pro-forma growth rate will be higher than the high single-digit growth rate that we indicated last quarter.

We believe National Pen can grow at a healthy rate in the future, but caution investors that we do not expect ongoing growth rates to be anywhere near this past quarter's 30%. National Pen's high recent growth rate resulted in large part from (i) reduced marketing investments a year ago as we made the changes which lowered revenue in that comparison period and (ii) changes that may not materially benefit the growth rate beyond the first year after the changes took place.

Segment Profit improved year over year by $3.6 million, due to strong revenue growth, cost reductions specific to National Pen and cost synergies under Cimpress, partially offset by increased investments in technology and life-time value based advertising.

We've made good progress on post-acquisition plans in line with those we presented at investor day in August, 2017. Multiple other Cimpress businesses have begun to tap into National Pen's product offering via our mass customization platform. We've also gained operational cost reductions by leveraging Cimpress' global shipping contracts, as well several other operational savings.

NATIONAL PEN

your image is our business!™



Revenue ($M) & Reported Revenue Growth



$59
$54
$60
$126
$82
39%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Organic Constant Currency Revenue Growth



30%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Segment Profit ($M) & Segment Profit Margin



$18
14%
$1
$1
($3)
2%
2%
—%
(5%)
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Please see non-GAAP reconciliations at the end of this document. Page 14 of 33

ALL OTHER BUSINESSES

The first revenue chart on the right breaks out the Albumprinter contribution to revenue in this segment for the final four quarters of ownership. While reported revenue growth in this segment reflects our August 31, 2017 divestiture of Albumprinter, the organic constant-currency growth rate in the second chart excludes Albumprinter starting at the beginning of FY18.

Corporate Solutions continues to build foundations for new growth opportunities, remains early in this process and is growing strongly. Our multiple Most of World businesses also continue to grow strongly, but each off of small bases.

Q3 FY 2018 Segment Loss improved by $0.7 million year over year primarily due to volume absorption and advertising efficiency in our Most of World businesses, partially offset by the divestiture of Albumprinter, whose contribution to the All Other Businesses Segment Profit was $0.5 million in the year-ago period. Segment Loss margin declined from (36)% to (50)% year over year due to the loss of Albumprinter revenue.

Our objective for all of these young businesses remains the same: to build long-term foundations in large and potentially attractive markets. It is likely that the organic constant-currency revenue growth rate will continue to fluctuate meaningfully as a result. In all of these businesses we continue to operate at a significant operating loss as previously described and as planned, and we expect to continue to do so in the next several years.

Revenue ($M) & Reported Revenue Growth


Historical Revenue (including Albumprinter)
Revenue (excluding Albumprinter)
Albumprinter Revenue
Reported Revenue Growth
$31
$28
$26
$45
$30
$15
$28
$17
$11
$29
$16
$13
$28
$13
$15
$21
$19
(7)%
(8)%
(17)%
(7)%
(8)%
6%
7%
(53)%
(33)%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Organic Constant Currency Revenue Growth


(3)%
(8)%
(19)%
(7)%
(9)%
7%
40%
24%
53%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

BUSINESSES IN THIS REPORTABLE SEGMENT

Corporate Solutions, serving medium-sized businesses and larger corporations, as well as our legacy business with retail partners and franchise businesses. The primary brand by which we market is "Vistaprint Corporate".

vistaprint® corporate solutions

Segment Loss ($M) & Margin (%) of Loss


($4)
(13%)
($11)
($10)
($2)
(5%)
($10)
($9)
($8)
($9)
($9)
(39%)
(37%)
(36%)
(32%)
(27%)
(41%)
(50%)
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Most of World, consisting of our businesses in Brazil, China, India and Japan. In Japan and India, we primarily operate under close derivatives of the Vistaprint business model and technology, albeit with product, content and service offerings that we tailor to the Japanese and Indian markets.

printi 印士达 vistaprint®

Please see non-GAAP reconciliations at the end of this document.

Page 15 of 33

CENTRAL AND CORPORATE COSTS

See the table below for definitions of the components of central and corporate costs.

In Q3 FY 2018, our central and corporate costs excluding unallocated share based compensation ("SBC") grew slightly year over year. As a percent of revenue, these costs excluding unallocated SBC declined by 40 bps. The increase in unallocated SBC is due to the inclusion of SPSUs defined in the table below.

Our Cimpress Technology team continues to build and deploy our mass customization platform ("MCP"). This is a growing set of software services and standards that deliver business and customer functionality to our businesses. We remain early in the journey toward our vision for MCP, but are encouraged by the steady progress we are making. Our decentralized businesses are actively involved in the selection and scoping of new MCP functionality, an approach which has increased the internal adoption of these technologies.

What are Central and Corporate Costs?	
MCP Investment	Software engineering and related costs to expand the functionality of our Mass Customization Platform (MCP).
Central Operating Costs	Our operationally oriented shared-service organizations of (1) global procurement, (2) the technical maintenance and hosting of the MCP, and (3) privacy, and information security management, plus the administrative costs of our Cimpress India offices where numerous Cimpress businesses have dedicated business-specific team members. Even if we did not manage our Central Operating Costs on a shared basis they would still be required to operate our businesses, and we believe that, if decentralized, they would cost the same or more as under our shared model, albeit without as many current and potential future synergies.
Corporate Costs	Corporate activities, including the office of the CEO, the supervisory board, directors and officers insurance, treasury, tax, capital allocation, financial consolidation, audit, corporate legal, internal company-wide communications, investor relations and corporate strategy.
Unallocated SBC	The GAAP accounting value of performance share units (PSUs) across Cimpress, minus what we cross-charge either to our businesses or to the above central cost categories. We cross-charge the cash grant value of a long-term incentive award. However, the total value of the Supplemental PSUs (SPSUs) as described in the next paragraph remain in Unallocated SBC. Beginning in Q2 FY 2018, Unallocated SBC includes expense related to certain SPSU awards that include a multi-year financial performance condition. They are subject to mark-to-market accounting throughout the performance vesting period if the performance condition is probable of being achieved, so we expect the related costs to be volatile depending on share price fluctuations.


Central and Corporate Costs ($M)
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$26 $26 $28 $30 $28 $31 $28 $33 $36
$1 $5 $2 $5 $2 $7 $9
$7 $7 $6 $5 $7 $7 $6 $6 $6
$8 $8 $9 $8 $10 $10 $10 $10 $11
$11 $11 $12 $12 $9 $9 $10 $9 $10
Q3FY16 Q4FY16 Q1FY17 Q2FY17 Q3FY17 Q4FY17 Q1FY18 Q2FY18 Q3FY18


Central and Corporate Costs
Excluding Unallocated Share-Based Comp*
($M and as a % of Total Revenue)
$26 $26 $27 $26 $26 $26 $26 $26 $27
6% 5% 6% 4% 5% 5% 5% 3% 4%
Q3FY16 Q4FY16 Q1FY17 Q2FY17 Q3FY17 Q4FY17 Q1FY18 Q2FY18 Q3FY18

* *We present this cost category excluding the Unallocated SBC to help our investors see the potential for scale leverage in these central costs without the volatility and accounting complexities of the Unallocated SBC. For avoidance of doubt, we view SBC as a cost, and believe investors should, too. As a reminder we charge our businesses a cost based on the cash value of long-term incentive grants, which excludes some of these accounting complexities, and which is included in each segment's results each period. You can find additional information on the LTI overview document posted on ir.cimpress.com. All numbers rounded to nearest million and may not sum to total Central and Corporate Costs when combined with the rounded Unallocated SBC figures in the chart above.*

Please see non-GAAP reconciliations at the end of this document.

Page 16 of 33

CURRENCY IMPACTS

Changes in currency rates positively impacted our year-over-year revenue growth rate by about 800 basis points for the third quarter of FY 2018.

There are many natural expense offsets in local currencies in our business and, therefore, the net currency impact to our bottom line is less pronounced than it is to revenue. Our most significant net currency exposures by volume are the Euro and the British Pound.

We also enter into currency derivative contracts to hedge the risk for certain currencies where we have a net Adjusted EBITDA exposure. We hedge our Adjusted EBITDA because it is the primary metric used in our debt covenants. We do not apply hedge accounting to these hedges, which increases the volatility of the gains or losses that are included in our net income from quarter to quarter. Realized and unrealized gains or losses from these hedges are recorded in Other (expense) income, net, along with other currency-related gains or losses. The realized gains or losses on our Adjusted EBITDA hedging contracts are added back to our Adjusted NOP to show the economic impact of our hedging activities.

Our Other expense, net was $1.6 million for the third quarter of FY 2018. The vast majority of this is currency related, as follows:

- Approximately $3 million of gains are primarily related to unrealized non-cash net gains on intercompany loans and currency hedges. These are included in our net income, but excluded from our Adjusted NOP.
- The unrealized gains above were more than offset by the realized losses on certain currency derivative contracts of $4.8 million for the third quarter. These realized losses affect both our net income and Adjusted NOP.



Other Income (Expense), Net
($9)
$18
($2)
$31
($7)
($11)
($16)
($8)
($2)
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18



Realized Gains (Losses) on Certain Currency Derivatives
$1
$1
$2
$7
$5
$3
($1)
($4)
($5)
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Please see non-GAAP reconciliations at the end of this document.

Page 17 of 33

ADJUSTED EBITDA, DEBT & SHARE REPURCHASES

We do not manage our overall business performance to Adjusted EBITDA; however, it is a component of unlevered free cash flow which is the financial metric we use in managing the business on an annual basis.

Adjusted EBITDA is operating income minus depreciation and amortization (including acquisition-related amortization of intangible assets), goodwill and other impairment charges, restructuring charges, gains on the purchase or sale of subsidiaries, share-based compensation, and several other items described in the non-GAAP reconciliation section of this letter. Adjusted EBITDA for Q3 FY 2018 was $67.8 million, up 35% from Q3 FY 2017 and our TTM Adjusted EBITDA was $306.4 million, up 29% from the year-ago TTM period. Though Adjusted EBITDA excludes several costs and benefits in our operating income, Q3 and TTM Adjusted EBITDA moved in line with the trends in operating income discussed on page 8 of this document.

The calculation for our debt leverage ratio (total or senior secured debt to trailing-twelve-month EBITDA) uses definitions of both debt and EBITDA that differ from the corresponding figures reported in this document. For example, the EBITDA defined in our debt covenants gives pro forma effect for acquired and divested businesses that closed within the trailing-twelve-month period ended March 31, 2018, as well as other smaller differences.

Our total leverage ratio was 2.79 as of March 31, 2018, and our senior secured leverage ratio was 1.85. While our TTM Adjusted EBITDA did increase sequentially in Q3 FY 2018, our debt also increased due to the unfavorable seasonal working capital changes in our third quarter, in addition to $51.3 million of acquisition-related earn-out payments, and the share repurchases described below.

Our credit facility provides ample liquidity for the company, but we have various covenants that prevent us from borrowing up to the maximum size of the credit facility as of March 31, 2018.

During Q3 FY 2018, we repurchased 321,113 Cimpress shares for $39.6 million inclusive of transaction costs, at an average price per share of $123.23. We consider share repurchases to be an important category of capital deployment. We make our share repurchase decisions by comparing the potential returns of share repurchases to the potential returns on other uses of that capital. Our choice to repurchase is also guided by our debt covenants and obligations under our equity compensation plans, as well as legal and tax considerations.

Adjusted EBITDA (Quarterly)


$60
$59
$35
$94
$50
$59
$46
$134
$68
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Adjusted EBITDA (TTM)


$277
$283
$268
$248
$238
$238
$249
$289
$306
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Total Leverage Ratio*


2.60
2.50
2.66
3.43
3.59
3.45
3.39
2.58
2.79
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

** Total leverage ratio as calculated in accordance with our debt covenants*

Amount Available for Borrowing


$415
$427
$419
$221
$201
$212
$262
$490
$439
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Interest Expense Related to Borrowing* (Income Statement View)


$8
$8
$8
$8
$10
$11
$11
$11
$11
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

** Interest expense related to borrowing excludes interest expense associated with our Waltham, Massachusetts lease*

Please see non-GAAP reconciliations at the end of this document.

Page 18 of 33

HOUSEKEEPING ITEMS Please note the following housekeeping items: • Our current best estimate for total share-based compensation expense for the full fiscal year 2018 has increased to approximately $45 million. We continue to expect a portion of our share-based compensation expense to be volatile as certain awards granted in fiscal 2018 are subject to mark-to-market accounting throughout a three-year performance vesting period, and therefore, the related accounting treatment is sensitive to share price changes during such period. This is the primary driver of our increased estimate this quarter. • Throughout this fiscal year, the currency rates that have the greatest impact on our financial results have generally moved favorably versus last year. However, the net impact of currency changes on our Adjusted NOP has been negative as it also includes changes in our realized gains/losses from hedges. In fiscal 2019, we expect currency to have a favorable year-over-year impact on Adjusted NOP if currency rates remain similar to current rates. Please see non-GAAP reconciliations at the end of this document. Page 19 of 33

CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) Page 20 of 33 March 31, 2018 June 30, 2017 Assets Current assets: Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 49,878 $ 25,697 Accounts receivable, net of allowances of $7,520 and $3,590, respectively . . . . . . . . . . . . 65,632 48,630 Inventory. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63,009 46,563 Prepaid expenses and other current assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 69,231 78,835 Assets held for sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 46,276 Total current assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 247,750 246,001 Property, plant and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 501,115 511,947 Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56,279 48,470 Deferred tax assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66,753 48,004 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 542,369 514,963 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 250,593 275,924 Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44,994 34,560 Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,709,853 $ 1,679,869 Liabilities, noncontrolling interests and shareholders’ equity Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 147,089 $ 127,386 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 210,407 175,567 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34,991 30,372 Short-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26,214 28,926 Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42,922 78,435 Liabilities held for sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 8,797 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 461,623 449,483 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56,089 60,743 Lease financing obligation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103,737 106,606 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 786,401 847,730 Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 120,610 94,683 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,528,460 1,559,245 Commitments and contingencies Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 87,805 45,412 Shareholders’ equity: Preferred shares, par value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — Ordinary shares, par value €0.01 per share, 100,000,000 shares authorized; 44,080,627 shares issued; and 30,714,481 and 31,415,503 shares outstanding, respectively . . . . . . . 615 615 Treasury shares, at cost, 13,366,146 and 12,665,124 shares, respectively . . . . . . . . . . . . (675,536) (588,365) Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 390,758 361,376 Retained earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 459,940 414,771 Accumulated other comprehensive loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (82,476) (113,398) Total shareholders’ equity attributable to Cimpress N.V.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 93,301 74,999 Noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 287 213 Total shareholders' equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 93,588 75,212 Total liabilities, noncontrolling interests and shareholders’ equity $ 1,709,853 $ 1,679,869

CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited in thousands, except share and per share data)

	Three Months Ended March 31,		Nine Months Ended March 31,	
	2018	2017	2018	2017
Revenue	$ 636,069	$ 550,585	$ 1,961,407	$ 1,571,149
Cost of revenue (1)	319,209	268,482	963,249	757,898
Technology and development expense (1)	61,267	63,236	182,598	178,528
Marketing and selling expense (1)	179,591	167,284	546,469	451,310
General and administrative expense (1)	44,103	45,730	127,869	150,471
Amortization of acquired intangible assets	12,941	13,450	38,132	33,542
Restructuring expense (1)	2,331	24,790	14,686	25,890
(Gain) on sale of subsidiaries	—	—	(47,545)	—
Impairment of goodwill and acquired intangible assets	—	9,556	—	9,556
Income (loss) from operations	16,627	(41,943)	135,949	(36,046)
Other (expense) income, net	(1,558)	(6,582)	(25,602)	21,835
Interest expense, net	(12,652)	(11,584)	(38,263)	(31,119)
Income (loss) before income taxes	2,417	(60,109)	72,084	(45,330)
Income tax expense (benefit)	4,019	(17,431)	19,657	(7,644)
Net (loss) income	(1,602)	(42,678)	52,427	(37,686)
Add: Net (income) loss attributable to noncontrolling interest	(663)	(256)	(1,394)	677
Net (loss) income attributable to Cimpress N.V.	$ (2,265)	$ (42,934)	$ 51,033	$ (37,009)
Basic net (loss) income per share attributable to Cimpress N.V.	$ (0.07)	$ (1.38)	$ 1.65	$ (1.18)
Diluted net (loss) income per share attributable to Cimpress N.V.	$ (0.07)	$ (1.38)	$ 1.58	$ (1.18)
Weighted average shares outstanding — basic	30,724,018	31,103,388	30,992,066	31,323,451
Weighted average shares outstanding — diluted	30,724,018	31,103,388	32,276,520	31,323,451

(1) Share-based compensation is allocated as follows:

	Three Months Ended March 31,		Nine Months Ended March 31,	
	2018	2017	2018	2017
Cost of revenue	$ 105	$ 91	$ 240	$ 209
Technology and development expense	3,242	1,123	7,916	6,566
Marketing and selling expense	2,138	1,242	4,981	3,542
General and administrative expense	7,289	4,084	19,254	19,071
Restructuring expense	718	6,257	1,327	6,257

Page 21 of 33

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited, in thousands) Page 22 of 33 Three Months Ended March 31, Nine Months Ended March 31, 2018 2017 2018 2017 Operating activities Net (loss) income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ (1,602) $ (42,678) $ 52,427 $ (37,686) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43,437 43,402 127,120 115,784 Impairment of goodwill and acquired intangible assets . . . . . . . . . . . . — 9,556 — 9,556 Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . . . . 13,492 12,797 33,718 35,645 Deferred taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2,683) (20,341) (9,552) (37,849) Gain on sale of subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (47,545) — Change in contingent earn-out liability . . . . . . . . . . . . . . . . . . . . . . . . . — 4,598 1,774 27,364 Gain on sale of available-for-sale securities . . . . . . . . . . . . . . . . . . . . . — — — (2,268) Unrealized loss on derivatives not designated as hedging instruments included in net income (loss). . . . . . . . . . . . . . . . . . . . . . . 4,705 5,412 9,246 839 Effect of exchange rate changes on monetary assets and liabilities denominated in non-functional currency. . . . . . . . . . . . . . . . . . . . . . . . (8,064) 6,031 5,211 (7,215) Payments of contingent consideration in excess of acquisition date fair value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4,639) — (4,639) — Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,312 2,404 2,129 4,123 Changes in operating assets and liabilities: . . . . . . . . . . . . . . . . . . . . . Accounts receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,760 2,612 (14,696) 3,434 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4,747) (2,949) (12,104) (7,136) Prepaid expenses and other assets. . . . . . . . . . . . . . . . . . . . . . . . . 4,310 16,679 136 2,389 Accounts payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (25,156) (11,900) 18,448 9,908 Accrued expenses and other liabilities. . . . . . . . . . . . . . . . . . . . . . . (54,234) (16,638) (17,040) 6,756 Net cash (used in) provided by operating activities (32,109) 8,985 144,633 123,644 Investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Purchases of property, plant and equipment. . . . . . . . . . . . . . . . . . . . . . (8,767) (20,656) (47,441) (56,916) Business acquisitions, net of cash acquired . . . . . . . . . . . . . . . . . . . . . . — 1,941 (110) (204,875) Proceeds from the sale of subsidiaries, net of transactions costs and cash divested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — 93,779 — Purchases of intangible assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (30) (22) (308) (110) Capitalization of software and website development costs. . . . . . . . . . . (11,362) (9,568) (29,476) (28,678) Proceeds from sale of available-for-sale securities. . . . . . . . . . . . . . . . . — — — 6,346 Other investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,796) 5,500 (2,465) 6,727 Net cash (used in) provided by investing activities (21,955) (22,805) 13,979 (277,506) Financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Proceeds from borrowings of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 279,159 165,004 590,508 612,004 Payments of debt and debt issuance costs. . . . . . . . . . . . . . . . . . . . . . . (168,687) (150,511) (659,404) (398,282) Payments of purchase consideration included in acquisition-date fair value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2,022) (539) (2,105) (539) Payments of withholding taxes in connection with equity awards. . . . . . (982) (1,952) (3,080) (10,816) Payments of capital lease obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . (4,317) (5,215) (13,779) (12,029) Purchase of ordinary shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (39,571) — (94,710) (50,008) Purchase of noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — — (20,230) Proceeds from issuance of ordinary shares . . . . . . . . . . . . . . . . . . . . . . 2,497 74 11,516 331 Issuance of loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4,500) — (16,500) — Proceeds from sale of noncontrolling interest . . . . . . . . . . . . . . . . . . . . . — — 35,390 — Capital contribution from noncontrolling interest . . . . . . . . . . . . . . . . . . . — — — 1,404 Other financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — — 1,281 Net cash provided by (used in) financing activities . . . . . . . . . . . . . . . . . 61,577 6,861 (152,164) 123,116 Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . . . 2,301 838 5,691 (3,213) Change in cash held for sale. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — 12,042 — Net increase (decrease) in cash and cash equivalents 9,814 (6,121) 24,181 (33,959) Cash and cash equivalents at beginning of period 40,064 49,588 25,697 77,426 Cash and cash equivalents at end of period $ 49,878 $ 43,467 $ 49,878 $ 43,467

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, constant- currency revenue growth excluding revenue from acquisitions and divestitures made in the last twelve months, Adjusted Net Operating Profit, Adjusted EBITDA, free cash flow and Trailing-Twelve-Month Return on Invested Capital: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Q3 FY 2018 constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the past twelve months excludes the impact of currency as defined above and revenue from Albumprinter. • Adjusted Net Operating Profit is defined as GAAP operating income plus interest expense associated with our Waltham, Massachusetts lease, excluding M&A related items such as acquisition-related amortization and depreciation, changes in the fair value of contingent consideration, and expense for deferred payments or equity awards that are treated as compensation expense, plus the impact of certain unusual items such as discontinued operations, restructuring charges, impairments, or gains related to the purchase or sale of subsidiaries, plus certain realized gains or losses on currency derivatives that are not included in operating income. • Adjusted EBITDA is defined as operating income plus depreciation and amortization (excluding depreciation and amortization related to our Waltham, Massachusetts office lease) plus share-based compensation expense plus proceeds from insurance plus earn-out related charges plus certain impairments plus restructuring related charges plus realized gains or losses on currency derivatives less interest expense related to our Waltham, Massachusetts office lease less gain on purchase or sale of subsidiaries. • Free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, plus gains on proceeds from insurance. • Trailing-Twelve-Month Return on Invested Capital is Adjusted NOPAT or Adjusted NOPAT excluding share- based compensation, divided by debt plus redeemable noncontrolling interest plus shareholders equity, less excess cash. Adjusted NOPAT is defined as Adjusted NOP from above, less cash taxes. Adjusted NOPAT excluding share-based compensation adds back all share-based compensation expense that has not already been added back to Adjusted NOPAT. Excess cash is cash and equivalents greater than 5% of last twelve month revenues and, if negative, is capped at zero. Operating leases have not been converted to debt for purposes of this calculation. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business for the same reasons they are used by management. For example, as we have become more acquisitive over recent years we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP operating income. As another example, as we do not apply hedge accounting for our currency forward contracts, we believe inclusion of realized gains and losses on these contracts that are intended to be matched against operational currency fluctuations provides further insight into our operating performance in addition to that provided by our GAAP operating income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this release. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures.  Page 23 of 33

REVENUE GROWTH RATES BY SEGMENT

(Quarterly)

Vistaprint	Q3FY16	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18
Reported revenue growth	8%	12%	7%	7%	11%	5%	11 %	13 %	11 %
Currency impact	2%	—%	1%	2%	1%	1%	(1)%	(4)%	(4)%
Revenue growth in constant currency	10%	12%	8%	9%	12%	6%	10 %	9 %	7 %

Upload and Print	Q3FY16	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18
Reported revenue growth	201 %	94 %	72 %	63 %	22 %	10%	22 %	26 %	29 %
Currency impact	2 %	(2)%	1 %	3 %	5 %	4%	(6)%	(10)%	(17)%
Revenue growth in constant currency	203 %	92 %	73 %	66 %	27 %	14%	16 %	16 %	12 %
Impact of TTM acquisitions	(178)%	(71)%	(61)%	(55)%	(14)%	—%	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions	25 %	21 %	12 %	11 %	13 %	14%	16 %	16 %	12 %

National Pen	Q3FY16	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18
Reported revenue growth[1]	N/A	N/A	N/A	N/A	100 %	100 %	100 %	100 %	39 %
Currency impact	N/A	N/A	N/A	N/A	— %	— %	— %	— %	(9)%
Revenue growth in constant currency	N/A	N/A	N/A	N/A	100 %	100 %	100 %	100 %	30 %
Impact of TTM acquisitions	N/A	N/A	N/A	N/A	(100)%	(100)%	(100)%	(100)%	— %
Revenue growth in constant currency excl. TTM acquisitions	N/A	N/A	N/A	N/A	— %	— %	— %	— %	30 %
Pro Forma National Pen Growth Rates:									
Pro forma revenue growth in U.S. dollars	*N/A*	*N/A*	*N/A*	*N/A*	*(8)%*	*(5)%*	*(5)%*	*33 %*	*N/A*
Currency impact	*N/A*	*N/A*	*N/A*	*N/A*	*3 %*	*3 %*	*(2)%*	*(5)%*	*N/A*
Pro forma revenue growth in constant currency	*N/A*	*N/A*	*N/A*	*N/A*	*(5)%*	*(2)%*	*(7)%*	*28 %*	*N/A*
Impact of discontinued operations	*N/A*	*N/A*	*N/A*	*N/A*	*3 %*	*3 %*	*4 %*	*— %*	*N/A*
Pro forma revenue growth in constant currency, excluding discontinued operations	*N/A*	*N/A*	*N/A*	*N/A*	*(2)%*	*1 %*	*(3)%*	*28 %*	*N/A*

All Other Businesses	Q3FY16	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18
Reported revenue growth	(7)%	(8)%	(17)%	(7)%	(8)%	6%	7 %	(53)%	(33)%
Currency impact	4 %	— %	(2)%	— %	(1)%	1%	(2)%	— %	— %
Revenue growth in constant currency	(3)%	(8)%	(19)%	(7)%	(9)%	7%	5 %	(53)%	(33)%
Impact of TTM acquisitions and divestitures	— %	— %	— %	— %	— %	—%	35 %	77 %	86 %
Revenue growth in constant currency excl. TTM acquisitions & divestitures	(3)%	(8)%	(19)%	(7)%	(9)%	7%	40 %	24 %	53 %

[1]National Pen's reported revenue growth was 100% from Q3 FY17 to Q2 FY18 since we did not own this business in the corresponding year-ago periods.

Values may not sum to total due to rounding.
Page 24 of 33

CONSTANT-CURRENCY REVENUE GROWTH RATES
(Quarterly)

	Q3FY16	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18
Reported revenue growth	29 %	26 %	18 %	16 %	26 %	18 %	27 %	32 %	16 %
Currency impact	2 %	— %	1 %	2 %	2 %	2 %	(3)%	(5)%	(8)%
Revenue growth in constant currency	31 %	26 %	19 %	18 %	28 %	20 %	24 %	27 %	8 %
Impact of TTM acquisitions, divestitures & JVs	(21)%	(15)%	(13)%	(10)%	(17)%	(11)%	(12)%	(16)%	3 %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	10 %	11 %	6 %	8 %	11 %	9 %	12 %	11 %	11 %
Reported revenue growth rate ex. TTM acquisitions, divestitures & JVs	8 %	11 %	6 %	6 %	9 %	7 %	15 %	16 %	19 %

Note: Q3FY17, Q4FY17, Q1FY18 and Q2FY18 total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures excludes the impact of currency and revenue from National Pen. Q1FY18, Q2FY18 and Q3FY18 excludes the impact of currency and revenue from Albumprinter.

CONSTANT-CURRENCY REVENUE GROWTH RATES
(YTD)

	YTD Q3FY16	YTD Q3FY17	YTD Q3FY18
Reported revenue growth	18 %	20 %	25 %
Currency impact	6 %	2 %	(5)%
Revenue growth in constant currency	24 %	22 %	20 %
Impact of TTM acquisitions, divestitures & JVs	(13)%	(13)%	(9)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	11 %	9 %	11 %
Reported revenue growth rate ex. TTM acquisitions, divestitures & JVs	5 %	7 %	16 %

CONSTANT-CURRENCY REVENUE GROWTH RATES
(Annual)

Total Company	FY14	FY15	FY16	FY17
Reported Revenue Growth	9 %	18 %	20 %	19 %
Currency Impact	(1)%	5 %	4 %	2 %
Revenue Growth in Constant Currency	8 %	23 %	24 %	21 %
Impact of TTM Acquisitions & JVs	(4)%	(14)%	(13)%	(13)%
Revenue growth in constant currency ex. TTM acquisitions & JVs	4 %	9 %	11 %	8 %

FY2017, by Reportable Segments	Vistaprint	Upload & Print	National Pen	All Other Businesses
Reported Revenue Growth	7%	36 %	100 %	(7)%
Currency Impact	2%	3 %	— %	— %
Revenue Growth in Constant Currency	9%	39 %	100 %	(7)%
Impact of TTM Acquisitions & JVs	—%	(26)%	(100)%	— %
Revenue growth in constant currency ex. TTM acquisitions & JVs	9%	13 %	— %	(7)%

Values may not sum to total due to rounding.

Page 25 of 33

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES

(Quarterly)

Total Company	Q3FY15	Q4FY15	Q1FY16	Q2FY16
Reported revenue growth	19 %	13 %	13 %	13 %
Currency impact	7 %	9 %	8 %	7 %
Revenue growth in constant currency	26 %	22 %	21 %	20 %
Impact of TTM acquisitions, divestitures & JVs	(15)%	(9)%	(10)%	(10)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	11 %	13 %	11 %	10 %

Total Company	Q3FY16	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18
Reported revenue growth	29 %	26 %	18 %	16 %	26 %	18 %	27 %	32 %	16 %
Currency impact	2 %	— %	1 %	2 %	2 %	2 %	(3)%	(5)%	(8)%
Revenue growth in constant currency	31 %	26 %	19 %	18 %	28 %	20 %	24 %	27 %	8 %
Impact of TTM acquisitions, divestitures & JVs	(21)%	(15)%	(13)%	(10)%	(17)%	(11)%	(12)%	(16)%	3 %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	10 %	11 %	6 %	8 %	11 %	9 %	12 %	11 %	11 %

2-Year Stacked Organic Constant-Currency	Q3'15+ Q3'16	Q4'15+ Q4'16	Q1'16+ Q1'17	Q2'16+ Q2'17	Q3'16+ Q3'17	Q4'16+ Q4'17	Q1'17+ Q1'18	Q2'17+ Q2'18	Q3'17+ Q3'18
Year 1 (Earlier of the 2 Stacked Periods)	11 %	13 %	11 %	10 %	10 %	11 %	6 %	8 %	11 %
Year 2 (More Recent of the 2 Stacked Periods)	10 %	11 %	6 %	8 %	11 %	9 %	12 %	11 %	11 %
Year 1 + Year 2	21 %	24 %	17 %	18 %	21 %	20 %	18 %	19 %	22 %

Note: Q3FY17, Q4FY17, Q1FY18 and Q2FY18 total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures excludes the impact of currency and revenue from National Pen. Q1FY18, Q2FY18 and Q3FY18 excludes the impact of currency and revenue from Albumprinter.

Values may not sum to total due to rounding.

Page 26 of 33

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES, CONT'D

(Quarterly)

Vistaprint	Q3FY15	Q4FY15	Q1FY16	Q2FY16
Reported revenue growth	4%	5%	3%	3%
Currency impact	7%	6%	5%	5%
Revenue growth in constant currency	11%	11%	8%	8%
Impact of TTM acquisitions, divestitures & JVs	—%	—%	—%	—%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	11%	11%	8%	8%

Vistaprint	Q3FY16	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18
Reported revenue growth	8%	12%	7%	7%	11%	5%	11 %	13 %	11 %
Currency impact	2%	—%	1%	2%	1%	1%	(1)%	(4)%	(4)%
Revenue growth in constant currency	10%	12%	8%	9%	12%	6%	10 %	9 %	7 %
Impact of TTM acquisitions, divestitures & JVs	—%	—%	—%	—%	—%	—%	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	10%	12%	8%	9%	12%	6%	10 %	9 %	7 %

2-Year Stacked Organic Constant-Currency	Q3'15+ Q3'16	Q4'15+ Q4'16	Q1'16+ Q1'17	Q2'16+ Q2'17	Q3'16+ Q3'17	Q4'16+ Q4'17	Q1'17+ Q1'18	Q2'17+ Q2'18	Q3'17+ Q3'18
Year 1 (Earlier of the 2 Stacked Periods)	11%	11%	8%	8%	10%	12%	8 %	9 %	12 %
Year 2 (More Recent of the 2 Stacked Periods)	10%	12%	8%	9%	12%	6%	10 %	9 %	7 %
Year 1 + Year 2	21%	23%	16%	17%	22%	18%	18 %	18 %	19 %

Upload & Print	Q3FY15	Q4FY15	Q1FY16	Q2FY16
Reported revenue growth	N/A	74 %	98 %	112 %
Currency impact	N/A	26 %	20 %	16 %
Revenue growth in constant currency	N/A	100 %	118 %	128 %
Impact of TTM acquisitions, divestitures & JVs	N/A	(66)%	(87)%	(97)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	N/A	34 %	31 %	31 %

Upload & Print	Q3FY16	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18
Reported revenue growth	201 %	94 %	72 %	63 %	22 %	10%	22 %	26 %	29 %
Currency impact	2 %	(2)%	1 %	3 %	5 %	4%	(6)%	(10)%	(17)%
Revenue growth in constant currency	203 %	92 %	73 %	66 %	27 %	14%	16 %	16 %	12 %
Impact of TTM acquisitions, divestitures & JVs	(178)%	(71)%	(61)%	(55)%	(14)%	—%	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	25 %	21 %	12 %	11 %	13 %	14%	16 %	16 %	12 %

2-Year Stacked Organic Constant-Currency	Q3'15+ Q3'16	Q4'15+ Q4'16	Q1'16+ Q1'17	Q2'16+ Q2'17	Q3'16+ Q3'17	Q4'16+ Q4'17	Q1'17+ Q1'18	Q2'17+ Q2'18	Q3'17+ Q3'18
Year 1 (Earlier of the 2 Stacked Periods)	N/A	34 %	31 %	31 %	25 %	21%	12 %	11 %	13 %
Year 2 (More Recent of the 2 Stacked Periods)	25 %	21 %	12 %	11 %	13 %	14%	16 %	16 %	12 %
Year 1 + Year 2	25 %	55 %	43 %	42 %	38 %	35%	28 %	27 %	25 %

Values may not sum to total due to rounding.

Page 27 of 33

GROSS PROFIT AND CONTRIBUTION PROFIT

(in millions except percentages)

	Q3FY16	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18
Total revenue	$436.8	$479.2	$443.7	$576.9	$550.6	$564.3	$563.3	$762.1	$636.1
Cost of revenue	$196.9	$222.1	$213.1	$276.4	$268.5	$279.1	$283.8	$360.3	$319.2
Gross profit (revenue minus cost of revenue)	**$239.9**	**$257.1**	**$230.7**	**$300.5**	**$282.1**	**$285.2**	**$279.5**	**$401.8**	**$316.9**
as a percent of total revenue	*54.9%*	*53.7%*	*52.0%*	*52.1%*	*51.2%*	*50.5%*	*49.6%*	*52.7%*	*49.8%*
Advertising expense and payment processing fees	$81.3	$84.0	$86.4	$103.6	$109.4	$99.4	$105.0	$140.8	$118.5
Contribution profit (gross profit minus advertising/processing fees)	**$158.6**	**$173.1**	**$144.3**	**$196.9**	**$172.7**	**$185.7**	**$174.5**	**$261.0**	**$198.4**
as a percent of total revenue	*36.3%*	*36.1%*	*32.5%*	*34.1%*	*31.4%*	*32.9%*	*31.0%*	*34.3%*	*31.2%*

PROFIT (LOSS) BY REPORTABLE SEGMENT ("SEGMENT PROFIT")

(Quarterly and YTD, in thousands)

	Q3 FY 2016	Q3 FY 2017	Q3 FY 2018	YTD FY 2016	YTD FY 2017	YTD FY 2018
Vistaprint	$ 45,631	$ 37,627	$ 57,661	$ 166,790	$ 129,915	$ 187,605
Upload and Print	15,448	12,983	17,367	40,868	43,232	54,605
National Pen	—	(3,226)	355	—	(3,226)	19,185
All Other Businesses	(3,996)	(10,085)	(9,342)	1,541	(21,944)	(25,459)
Total Segment Profit	**$ 57,083**	**$ 37,299**	**$ 66,041**	**$ 209,199**	**$ 147,977**	**$ 235,936**
Central and corporate costs ex. unallocated SBC	(26,077)	(26,017)	(27,291)	(71,771)	(78,669)	(79,400)
Unallocated SBC	—	(2,011)	(8,600)	—	(8,773)	(18,158)
Include: Realized (losses) gains on certain currency derivatives not included in operating income	1,391	4,591	(4,811)	5,026	13,318	(8,958)
Adjusted NOP	**$ 32,397**	**$ 13,862**	**$ 25,339**	**$ 142,454**	**$ 73,853**	**$ 129,420**
Exclude: Realized losses (gains) on certain currency derivatives not included in operating income	(1,391)	(4,591)	4,811	(5,026)	(13,318)	8,958
Acquisition-related amortization and depreciation	(10,879)	(13,508)	(13,030)	(30,316)	(33,740)	(38,330)
Earn-out related charges[1]	(883)	(4,882)	—	(4,585)	(28,139)	(2,391)
Share-based compensation related to investment consideration	(1,168)	(375)	—	(3,705)	(5,079)	(1,047)
Certain impairments	(37,582)	(9,556)	—	(40,604)	(9,556)	—
Restructuring-related charges	—	(24,790)	(2,331)	(381)	(25,890)	(14,686)
Interest expense for Waltham, MA lease	1,975	1,897	1,838	4,326	5,823	5,645
Gain on the purchase or sale of subsidiaries[2]	—	—	—	—	—	48,380
Total income from operations	**$ (17,531)**	**$ (41,943)**	**$ 16,627**	**$ 62,163**	**$ (36,046)**	**$ 135,949**

[1]Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to earn-out mechanisms dependent upon continued employment.

[2]Includes the impact of the gain on the sale of Albumprinter, as well as a bargain purchase gain as defined by ASC 805-30 for an acquisition in which the identifiable assets acquired and liabilities assumed are greater than the consideration transferred, that was recognized in general and administrative expense in our consolidated statement of operations during the six months ended December 31, 2017.

Values may not sum to total due to rounding.

Page 28 of 33

ADJUSTED NET OPERATING PROFIT

(Quarterly, in millions except percentages)

	Q3FY16	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18
GAAP operating income (loss)	($17.5)	$16.0	($27.8)	$33.7	($41.9)	($9.7)	$46.6	$72.7	$16.6
Exclude expense (benefit) impact of:									
Acquisition-related amortization and depreciation	$10.9	$10.5	$10.2	$10.0	$13.5	$12.7	$12.7	$12.6	$13.0
Earn-out related charges[1]	$0.9	$1.8	$16.2	$7.0	$4.9	$12.2	$1.1	$1.3	$—
Share-based compensation related to investment consideration	$1.2	$1.1	$4.1	$0.6	$0.4	$4.6	$—	$1.0	$—
Certain impairments[2]	$37.6	$1.2	$—	$—	$9.6	$—	$—	$—	$—
Restructuring related charges	$—	$—	$—	$1.1	$24.8	$0.8	$0.9	$11.5	$2.3
Less: Interest expense associated with Waltham, MA lease	($2.0)	($2.0)	($2.0)	($2.0)	($1.9)	($1.9)	($1.9)	($1.9)	($1.8)
Less: Gain on the purchase or sale of subsidiaries[3]	$—	$—	$—	$—	$—	$—	($48.4)	$—	$—
Include: Realized (losses) gains on certain currency derivatives not included in operating income	$1.4	$0.8	$1.9	$6.8	$4.6	$3.2	($0.6)	($3.5)	($4.8)
Adjusted NOP	**$32.4**	**$29.6**	**$2.7**	**$57.3**	**$13.9**	**$21.9**	**$10.4**	**$93.7**	**$25.3**
Adjusted NOP as a percent of total revenue	*7.4%*	*6.2%*	*0.6%*	*9.9%*	*2.5%*	*3.9%*	*1.8%*	*12.3%*	*4.0%*

ADJUSTED NET OPERATING PROFIT

(TTM, in millions)

	TTM Q3FY16	TTM Q4FY16	TTM Q1FY17	TTM Q2FY17	TTM Q3FY17	TTM Q4FY17	TTM Q1FY18	TTM Q2FY18	TTM Q3FY18
GAAP operating income (loss)	$77.4	$78.2	$38.3	$4.4	($20.0)	($45.7)	$28.7	$67.7	$126.3
Exclude expense (benefit) impact of:									
Acquisition-related amortization and depreciation	$37.7	$40.8	$41.3	$41.6	$44.3	$46.4	$48.9	$51.5	$51.0
Earn-out related charges[1]	$5.0	$6.4	$22.3	$25.9	$29.9	$40.4	$25.3	$19.5	$14.6
Share-based compensation related to investment consideration	$4.2	$4.8	$8.1	$7.0	$6.2	$9.6	$5.6	$6.0	$5.6
Certain impairments[2]	$40.6	$41.8	$41.8	$38.8	$10.8	$9.6	$9.6	$9.6	$—
Restructuring related charges	$2.9	$0.4	$0.1	$1.1	$25.9	$26.7	$27.6	$38.0	$15.5
Less: Interest expense associated with Waltham, MA lease	($4.3)	($6.3)	($7.9)	($7.9)	($7.8)	($7.7)	($7.7)	($7.6)	($7.5)
Less: Gain on the purchase or sale of subsidiaries[3]	$—	$—	$—	$—	$—	$—	($48.4)	($48.4)	($48.4)
Include: Realized (losses) gains on certain currency derivatives not included in operating income	$6.5	$5.9	$7.4	$11.0	$14.2	$16.5	$14.0	$3.6	($5.8)
Adjusted NOP	**$169.9**	**$172.0**	**$151.5**	**$122.0**	**$103.4**	**$95.7**	**$103.5**	**$139.8**	**$151.3**

[1]Includes expense recognized for the change in fair value of contingent consideration & compensation expense related to cash-based earn-out mechanisms dependent upon continued employment.
[2]Includes the impact of impairments or abandonments of goodwill and other long-lived assets as defined by ASC 350 - "Intangibles-Goodwill and Other" or ASC 360- "Property, plant, and equipment."
[3]Includes the impact of the gain on the sale of Albumprinter, as well as a bargain purchase gain as defined by ASC 805-30 for an acquisition in which the identifiable assets acquired and liabilities assumed are greater than the consideration transferred, that was recognized in general and administrative expense in our consolidated statement of operations during the six months ended December 31, 2017.

Values may not sum to total due to rounding.

Page 29 of 33

ADJUSTED EBITDA

(Quarterly, in millions)

	Q3FY16	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18
GAAP operating income (loss)	($17.5)	$16.0	($27.8)	$33.7	($41.9)	($9.7)	$46.6	$72.7	$16.6
Depreciation and amortization	$34.6	$35.5	$35.5	$37.0	$44.5	$42.6	$42.4	$41.3	$43.4
Waltham, MA lease depreciation adjustment	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)
Share-based compensation expense[1]	$5.9	$5.6	$11.6	$11.3	$6.5	$13.0	$6.8	$12.8	$12.8
Proceeds from insurance	$—	$0.8	$0.7	$—	$0.2	$—	$—	$0.4	$0.3
Interest expense associated with Waltham, MA lease	($2.0)	($2.0)	($2.0)	($2.0)	($1.9)	($1.9)	($1.9)	($1.9)	($1.8)
Earn-out related charges	$0.9	$1.8	$16.2	$7.0	$4.9	$12.2	$1.1	$1.3	$—
Certain impairments	$37.6	$1.2	$—	$—	$9.6	$—	$—	$—	$—
Gain on purchase or sale of subsidiaries	$—	$—	$—	$—	$—	$—	($48.4)	$—	$—
Restructuring related charges	$—	$—	$—	$1.1	$24.8	$0.8	$0.9	$11.5	$2.3
Realized gains (losses) on currency derivatives not included in operating income	$1.4	$0.8	$1.9	$6.8	$4.6	$3.2	($0.6)	($3.5)	($4.8)
Adjusted EBITDA[2,3]	**$59.8**	**$58.9**	**$35.1**	**$93.9**	**$50.2**	**$59.2**	**$45.8**	**$133.5**	**$67.8**

ADJUSTED EBITDA

(TTM, in millions)

	TTM Q3FY16	TTM Q4FY16	TTM Q1FY17	TTM Q2FY17	TTM Q3FY17	TTM Q4FY17	TTM Q1FY18	TTM Q2FY18	TTM Q3FY18
GAAP operating income (loss)	$77.4	$78.2	$38.3	$4.4	($20.0)	($45.7)	$28.7	$67.7	$126.3
Depreciation and amortization	$124.4	$132.1	$137.4	$142.6	$152.6	$159.7	$166.5	$170.8	$169.7
Waltham, MA lease depreciation adjustment	($2.4)	($3.4)	($4.1)	($4.1)	($4.1)	($4.1)	($4.1)	($4.1)	($4.1)
Share-based compensation expense[1]	$23.5	$23.8	$29.2	$34.4	$35.0	$42.4	$37.6	$39.1	$45.4
Proceeds from insurance	$3.1	$4.0	$3.0	$1.5	$1.6	$0.8	$0.2	$0.5	$0.7
Interest expense associated with Waltham, MA lease	($4.3)	($6.3)	($7.9)	($7.9)	($7.8)	($7.7)	($7.7)	($7.6)	($7.5)
Earn-out related charges	$5.0	$6.4	$22.3	$25.9	$29.9	$40.4	$25.3	$19.5	$14.6
Certain impairments	$40.6	$41.8	$41.8	$38.8	$10.8	$9.6	$9.6	$9.6	$0.0
Gain on purchase or sale of subsidiaries	$—	$—	$—	$—	$—	$—	($48.4)	($48.4)	($48.4)
Restructuring related charges	$2.9	$0.4	$0.1	$1.1	$25.9	$26.7	$27.6	$38.0	$15.5
Realized gains (losses) on currency derivatives not included in operating income	$6.5	$5.9	$7.4	$11.0	$14.2	$16.5	$14.0	$3.6	($5.8)
Adjusted EBITDA[2,3]	**$276.7**	**$282.8**	**$267.6**	**$247.6**	**$238.0**	**$238.4**	**$249.2**	**$288.7**	**$306.4**

[1]In Q3FY17, Q4FY17, Q1FY18, Q2FY18 and Q3FY18 the SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This letter uses the definition of Adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions; however, our debt covenants allow for the inclusion of pro-forma impacts to Adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to Adjusted EBITDA attributable to non-controlling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding. Page 30 of 33

FREE CASH FLOW

(Quarterly, in millions)

	Q3FY16	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18
Net cash provided by operating activities	$32.9	$52.1	$9.6	$105.1	$9.0	$33.1	$16.4	$160.4	($32.1)
Purchases of property, plant and equipment	($19.1)	($17.8)	($19.3)	($16.9)	($20.7)	($17.2)	($20.5)	($18.2)	($8.8)
Purchases of intangible assets not related to acquisitions	($0.1)	$—	$—	($0.1)	$—	($0.1)	$—	($0.3)	$—
Capitalization of software and website development costs	($6.1)	($8.1)	($8.3)	($10.8)	($9.6)	($8.6)	($8.9)	($9.2)	($11.4)
Payment of contingent earn-out liabilities	$—	$8.6	$—	$—	$—	$—	$—	$—	$49.2
Proceeds from insurance related to investing activities	$—	$—	$—	$—	$—	$—	$—	$—	$—
Free cash flow	**$7.7**	**$34.8**	**($18.1)**	**$77.3**	**($21.3)**	**$7.1**	**($13.0)**	**$132.7**	**($3.0)**

Reference:

Value of capital leases	$4.2	$0.3	$2.1	$2.8	$7.2	$2.3	$—	$0.1	$0.4
Cash restructuring payments	$0.4	$—	$—	$—	$7.5	$7.5	$4.1	$6.8	$4.2

Cash paid during the period for interest	$4.9	$14.7	$5.4	$14.8	$7.3	$17.8	$8.4	$17.4	$8.0
Interest expense for Waltham, MA Lease	($2.0)	($2.0)	($2.0)	($2.0)	($1.9)	($1.9)	($1.9)	($1.9)	($1.8)
Cash interest related to borrowing	**$2.9**	**$12.8**	**$3.4**	**$12.8**	**$5.4**	**$15.9**	**$6.5**	**$15.5**	**$6.2**

FREE CASH FLOW

(TTM, in millions)

	TTM Q3FY16	TTM Q4FY16	TTM Q1FY17	TTM Q2FY17	TTM Q3FY17	TTM Q4FY17	TTM Q1FY18	TTM Q2FY18	TTM Q3FY18
Net cash provided by operating activities	$242.1	$247.4	$229.5	$199.7	$175.8	$156.7	$163.5	$218.8	$177.7
Purchases of property, plant and equipment	($88.3)	($80.4)	($75.4)	($73.1)	($74.7)	($74.2)	($75.3)	($76.6)	($64.7)
Purchases of intangible assets not related to acquisitions	($0.5)	($0.5)	($0.1)	($0.2)	($0.1)	($0.2)	($0.2)	($0.4)	($0.4)
Capitalization of software and website development costs	($23.0)	($26.3)	($29.7)	($33.3)	($36.8)	($37.3)	($37.9)	($36.3)	($38.1)
Payment of contingent earn-out liabilities	$6.8	$8.6	$8.6	$8.6	$8.6	$—	$—	$—	$49.2
Proceeds from insurance related to investing activities	$3.6	$3.6	$1.5	$—	$—	$—	$—	$—	$—
Free cash flow	**$140.7**	**$152.4**	**$134.5**	**$101.7**	**$72.7**	**$45.1**	**$50.1**	**$105.6**	**$123.8**

Reference:

Value of capital leases	$11.3	$7.5	$7.2	$9.4	$12.4	$14.4	$12.3	$9.6	$2.9
Cash restructuring payments	$3.1	$2.6	$0.4	$0.4	$7.5	$15.0	$19.1	$25.9	$22.6

Cash paid during the period for interest	$24.0	$37.6	$40.0	$39.8	$42.2	$45.3	$48.3	$51.0	$51.7
Interest expense for Waltham, MA Lease	($4.3)	($6.3)	($7.9)	($7.9)	($7.8)	($7.7)	($7.7)	($7.6)	($7.5)
Cash interest related to borrowing	**$19.7**	**$31.3**	**$32.1**	**$31.9**	**$34.4**	**$37.5**	**$40.7**	**$43.4**	**$44.2**

Values may not sum to total due to rounding.

Page 31 of 33

FREE CASH FLOW

(YTD, in millions)

	YTD Q3FY16	YTD Q3FY17	YTD Q3FY18
Net cash provided by operating activities	$195.2	$123.6	$144.6
Purchases of property, plant and equipment	($62.6)	($56.9)	($47.4)
Purchases of intangible assets not related to acquisitions	($0.5)	($0.1)	($0.3)
Capitalization of software and website development costs	($18.2)	($28.7)	($29.5)
Payment of contingent earn-out liabilities	$—	$—	$49.2
Proceeds from insurance related to investing activities	$3.6	$—	$—
Free cash flow	**$117.6**	**$37.9**	**$116.6**

Reference:

Value of capital leases	$7.2	$12.1	$0.5
Cash restructuring payments	$2.6	$7.5	$15.1

Cash paid during the period for interest	$22.9	$27.4	$33.9
Interest expense for Waltham, MA Lease	($4.3)	($5.8)	($5.6)
Cash interest related to borrowing	**$18.6**	**$21.6**	**$28.2**

RETURN ON INVESTED CAPITAL

(TTM, in millions except percentages)

	Q3FY16	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18
Total Debt	$696.6	$678.5	$682.5	$876.1	$891.5	$876.7	$820.8	$700.5	$812.6
Redeemable Non-Controlling Interest	$64.9	$65.3	$64.9	$41.8	$42.6	$45.4	$83.8	$85.5	$87.8
Total Shareholders Equity	$151.8	$166.1	$147.5	$99.8	$84.7	$75.2	$84.5	$119.7	$93.6
Excess Cash[1]	—	—	—	—	—	—	—	—	—
Invested Capital[2]	$913.3	$909.9	$895.0	$1,017.8	$1,018.8	$997.3	$989.1	$905.7	$994.0
Average Invested Capital[3]	$818.4	$847.8	$872.2	$934.0	$960.3	$982.2	$1,005.7	$977.7	$971.5

	TTM Q3FY16	TTM Q4FY16	TTM Q1FY17	TTM Q2FY17	TTM Q3FY17	TTM Q4FY17	TTM Q1FY18	TTM Q2FY18	TTM Q3FY18
Adjusted NOP	$169.9	$172.0	$151.5	$122.0	$103.4	$95.7	$103.5	$139.8	$151.3
Less: Cash Taxes	$14.7	$19.8	$23.6	$29.3	$44.6	$49.3	$46.2	$39.5	$31.3
Adjusted NOPAT	$155.2	$152.3	$127.9	$92.6	$58.8	$46.4	$57.3	$100.3	$120.0
Average Invested Capital[3] (from above)	$818.4	$847.8	$872.2	$934.0	$960.3	$982.2	$1,005.7	$977.7	$971.5
TTM Adjusted ROIC (cash tax)	*19%*	*18%*	*15%*	*10%*	*6%*	*5%*	*6%*	*10%*	*12%*
Adjusted NOPAT (from above)	$155.2	$152.3	$127.9	$92.6	$58.8	$46.4	$57.3	$100.3	$120.0
Less: SBC included in Adjusted NOP[4]	$19.3	$18.9	$21.0	$27.4	$28.8	$32.7	$32.0	$33.2	$39.8
TTM Adjusted NOPAT excluding SBC	$174.5	$171.2	$148.9	$120.0	$87.6	$79.1	$89.4	$133.6	$159.9
Average Invested Capital[3] (from above)	$818.4	$847.8	$872.2	$934.0	$960.3	$982.2	$1,005.7	$977.7	$971.5
TTM Adjusted ROIC excluding SBC (cash tax)	*21%*	*20%*	*17%*	*13%*	*9%*	*8%*	*9%*	*14%*	*16%*

[1] *Excess cash is cash and equivalents > 5% of last twelve month revenues; if negative, capped at zero.*

[2,3] *Average invested capital represents a four quarter average of total debt, redeemable non-controlling interests and total shareholder equity, less excess cash.*

[4] *Adjusted NOP already excludes SBC related to investment consideration and restructuring. Here we remove the remaining SBC, so that the "Adjusted NOPAT excluding SBC" excludes all SBC.*

Values may not sum to total due to rounding.

Page 32 of 33

ABOUT CIMPRESS: Cimpress N.V. (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, mass-customization businesses for the long term. Mass customization empowers customers who need small individual orders of uniquely personalized products. Cimpress businesses include Drukwerkdeal, Exaprint, National Pen, Pixartprinting, Printi, Vistaprint and WIRmachenDRUCK. To learn more, visit http://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress N.V. or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Jenna Berg Paul McKinlay ir@cimpress.com mediarelations@cimpress.com +1.781.652.6480 SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including our expectations for the growth and development of our businesses, revenues, and cash flows; our investments in our business, including new products and services and shipping pricing reductions, and the effects of the investments; the effects of and savings from our restructurings; and our expectations for future share-based compensation expense and currency exchange rates. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts are based; our failure to execute our strategy; our inability to make the investments in our business that we plan to make or the failure of those investments to achieve the results we expect; our failure to develop our mass customization platform or the failure of the mass customization platform to drive the efficiencies and competitive advantage we expect; the failure of our restructurings to have the effects that we expect; loss of key personnel; our ability to accurately forecast the savings and charges relating to restructuring activities and share-based compensation; unanticipated changes in our markets, customers, or business; our failure to reposition our Vistaprint brand and to promote and strengthen all of our brands; our failure to attract new customers and retain our current customers; our failure to manage the growth and complexity of our business and expand our operations; the failure of the businesses we acquire or invest in to perform as expected; the willingness of purchasers of customized products and services to shop online; unexpected currency fluctuations; changes in the laws and regulations that affect our businesses; our failure to maintain compliance with the covenants in our senior secured revolving credit facility and senior unsecured notes or to pay our debts when due; competitive pressures; general economic conditions; and other factors described in our Form 10-Q for the fiscal quarter ended December 31, 2017 and the other documents we periodically file with the U.S. SEC. In addition, the statements and projections in this press release represent our expectations and beliefs as of the date of this press release, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this press release. Page 33 of 33